Summit Therapeutics Q4 & FY 2025 Earnings Call February 23, 2026 4:30pm ET

Forward Looking Statement Any statements in this presentation about the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, entry into and actions related to the Company’s partnership with Akeso Inc., the Company's anticipated spending and cash runway, the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, the expected timing of BLA submissions or FDA decisions, potential acquisitions, statements about the previously disclosed At-The-Market equity offering program (“ATM Program”), the expected proceeds and uses thereof, the Company’s estimates regarding stock-based compensation, and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the Company’s ability to sell shares of our common stock under the ATM Program, the conditions affecting the capital markets, general economic, industry, or political conditions, including the effects of geopolitical developments, domestic and foreign trade policies, and monetary policies, the results of our evaluation of the underlying data in connection with the development and commercialization activities for ivonescimab, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, global public health crises, that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of filings that the Company makes with the Securities and Exchange Commission. Summit defines a “positive study” as a clinical study that with one or more prespecified primary endpoints in which one of those endpoints achieves a statistically significant benefit according to the protocol or statistical analysis plan. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of ivonescimab. Accordingly, readers should not place undue reliance on forward- looking statements or information. In addition, any forward-looking statements included in this presentation represent the Company’s views only as of the date of this release and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this presentation. Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Summit Therapeutics and the Summit Therapeutics logo are trademarks of Summit Therapeutics Inc. Copyright 2026, Summit Therapeutics Inc. All Rights Reserved.2 Summit Proprietary Information - Do Not Copy or Distribute Q4 & YE 2025 Earnings Presentation | 2/2026

HARMONi-3 Clinical Trial Update

HARMONi-3
Summit Sponsored Trial

- **HARMONi-3:**
  - Phase III multi-regional clinical study in 1L NSCLC comparing ivonescimab + chemo vs. pembrolizumab + chemo
  - For two separate cohorts, squamous and non-squamous histologies, statistical analyses for PFS and OS will be conducted separately (two separate ITT populations)
- **February 2026 HARMONi-3 Updates:**
  - HARMONi-3 squamous cohort: patient screening completed Q1 2026
  - Statistical plan amended to include interim PFS analysis of HARMONi-3 squamous cohort
    - Note: OS is expected to be immature at time of this interim PFS analysis
- **Timing Expectations:**
  - **Q2 2026:** interim PFS analysis expected for HARMONi-3 squamous cohort
  - **H2 2026:** final PFS & interim OS data for HARMONi-3 squamous cohort expected
  - **H2 2026:** expected completion of enrollment for HARMONi-3 non-squamous cohort
  - **H1 2027:** final PFS in HARMONi-3 non-squamous cohort

3

Abbreviations: 1L=first-line; chemo=chemotherapy; vs.=versus; PFS=progression-free survival; OS=overall survival; ITT=intention-to-treat; Q[X]=quarter number of a fiscal year; H[X]=half number of a fiscal year;

Summit Proprietary Information
Do Not Copy or Distribute
Q4 & YE 2025 Earnings Presentation | 2/2026

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

Summit therapeutics

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Data generated and analyzed by Akeso. z 4 1 Q4 2025 & Current Highlights BLA Filed; PDUFA Nov 14, 2026 Enrollment progressing Squam. Interim PFS Q21 Squam. Final PFS, Int. OS H2 20261 Non-Squam. Final PFS H1 20271 Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Studies starting mid-2026 GSK: GORTEC: Groupe d'Oncologie Radiothérapie Tête Et Cou or Head and Neck Oncology and Radiotherapy Group; RevMed: Revolution Medicines PDUFA: Prescription Drug User Fee Act; OS: overall survival; PFS: progression-free survival; HR: hazard ratio; PD-1=programmed cell death protein 1; References: 1. Summit Therapeutics Press Release February 23, 2026; Studies conducted by Akeso are single-region studies conducted in China. Summit Collaborations: First patient dosed Q1 2026 RevMed: Enrollment initiated 2L+ EGFRm NSCLC ivonescimab + chemo stat sig OS vs. chemo OS HR 0.74 (p=0.19) 1L Squamous NSCLC ivonescimab + chemo stat sig PFS vs. PD-1 + chemo PFS HR 0.60 (p<0.0001) Phase III ILLUMINE study in HNSCC, expect FPI Q2 2026 GORTEC: Summit Proprietary Information - Do Not Copy or Distribute Q4 & YE 2025 Earnings Presentation | 2/2026

Ivonescimab

Includes both Summit and Akeso trials



Anti-VEGF
Anti-PD-1

PD-1 x VEGF Class Frontrunner with Multi-Year Lead

Mission: Patients First

To improve quality of life, increase potential duration of life, by resolving serious unmet medical needs

Proven Track Record

Leadership in global oncology with a proven track record with high-speed and quality execution.

4 Global Phase III Trials

HARMONi
HARMONi-3
HARMONi-7
HARMONi-GI3

4 Phase III Trials with Positive Results — Positive Phase III Readouts to Date. *The only in-class Phase III Readouts*

15 Phase III Trials[1] — Phase III Trials in Multiple Tumor Types[1]

>4K Trial Patients — Patients Dosed in All Clinical Trials[3]

2 Chinese Approvals — Indications Approved in China by the NMPA

44 Sponsored Trials — Total Ivonescimab Trials Sponsored by Summit or Akeso[2]

142 Total Trials — Total Trials Involving Ivonescimab on clinicaltrials.gov[2]

>60K Commercial Patients in China — Patients Dosed Commercially in China[3]



Abbreviations: PD-1=programmed cell death protein 1; VEGF=vascular endothelial growth factor; NMPA = National Medical Products Administration (China); References: 1. Total Phase III clinical trials announced, enrolling, or completed as of February 20, 2026, via clinicaltrials.gov or public announcement; 2. Ivonescimab trials via clinicaltrials.gov; 3. Akeso public announcements

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

5 Summit Proprietary Information - Do Not Copy or Distribute
Q4 & YE 2025 Earnings Presentation | 2/2026

Ivonescimab Development: Summit + Akeso Pipelines

Summit therapeutics

Phase I and II trials completed by Akeso.

TUMOR TYPE	STUDY	LINE & INDICATION	REGIMEN	PHASE (1/1b, 2, 3, Approved)	STATUS
Lung	HARMONi	2L advanced EGFRm+ NSCLC	ivonescimab + chemo vs. placebo + chemo	3	Active, Recruiting Complete
Lung	HARMONi-3	1L metastatic NSCLC	ivonescimab + chemo vs. pembrolizumab + chemo	3	Recruiting
Lung	HARMONi-7	1L metastatic PD-L1 high (≥50%) NSCLC	ivonescimab vs. pembrolizumab	3	Recruiting
Gastrointestinal	HARMONi-GI3	1L metastatic CRC	ivonescimab + chemo vs. bevacizumab + chemo	3	Recruiting

Akesobio

These ivonescimab clinical trials are being conducted in China and/or Australia and are fully sponsored and managed by Akeso.

TUMOR TYPE	STUDY	LINE & INDICATION	REGIMEN	PHASE (1/1b, 2, 3, Approved)	STATUS
Lung	HARMONi-A	2L advanced EGFRm+ NSCLC	ivonescimab + chemo vs. placebo + chemo	Approved	Active, Recruiting Complete
Lung	HARMONi-2	1L metastatic NSCLC (all PD-L1 levels)	ivonescimab vs. pembrolizumab	Approved	Active, Recruiting Complete
Lung	HARMONi-6	1L advanced or metastatic NSCLC	ivonescimab + chemo vs. tislelizumab + chemo	3	Active, Recruiting Complete
Lung	HARMONi-8A	2L advanced or metastatic NSCLC progressed on or after PD-L1 therapy	ivonescimab + docetaxel vs. placebo + docetaxel	3	Not Yet Recruiting
Lung	HARMONi-9	Consolidation treatment SCLC not progressed after chemoradiation	ivonescimab vs. placebo	3	Recruiting
Lung	AK112-208	1L advanced or metastatic NSCLC	ivonescimab + cadonilimab ± chemo	2	Recruiting
Breast	HARMONi-BC1	1L inoperable locally advanced/ metastatic TNBC	ivonescimab + nab-paclitaxel vs. placebo + nab-paclitaxel	3	Recruiting
Breast	AK117-203	1L metastatic TNBC	ivonescimab + chemo	2	Recruiting
Gynecologic	AK104-221	2L OC	ivonescimab ± chemo ± cadonilimab	2	Recruiting
Gynecologic	AK112-211	1L platinum-sensitive OC	ivonescimab ± chemo ± olaparib	2	Recruiting
Head and Neck	HARMONi-HN1	1L recurrent or metastatic HNSCC with PD-L1 positive (CPS ≥1)	ivonescimab + AK117 vs. placebo + pembrolizumab	3	Recruiting
Gastrointestinal	HARMONi-GI1	1L unresectable locally advanced or metastatic BTC	ivonescimab + chemo vs. durvalumab + chemo	3	Active, Recruiting Complete
Gastrointestinal	HARMONi-GI2	1L metastatic PDAC	ivonescimab + chemo ± AK117 vs. placebo + chemo	3	Recruiting
Gastrointestinal	HARMONi-GI6	1L metastatic CRC	ivonescimab + chemo vs. bevacizumab + chemo	3	Recruiting
Gastrointestinal	AK112-209	1L advanced HCC	ivonescimab ± anti-TIGIT antibody ± cadonilimab ± anti-TIGIT/TGF-β vs. sintilimab + bevacizumab	2	Recruiting
Gastrointestinal	AK112-210	1L metastatic PDAC	ivonescimab ± cadonilimab ± AG vs. AG	2	Recruiting
Gastrointestinal	AK119-202	1L or 2L microsatellite stable CRC	ivonescimab + anti-CD73 mAb ± chemo	2	Recruiting
Gastrointestinal	AK130-201	2L advanced BTC	ivonescimab ± anti-TIGIT/TGF-β or ivonescimab	2	Not yet recruiting
Various Cancers	AK117-202	1L or 2L advanced or metastatic NSCLC, GEJ, BTC, PDAC	ivonescimab + ligufalimab ± chemo	2	Active, Not Recruiting
Various Cancers	AK127-104	1L advanced malignant tumors	ivonescimab + anti-TIGIT antibody	2	Not yet recruiting

Abbreviations: 1L=first-line; 2L=second-line; AG=albumin-bound paclitaxel plus gemcitabine; BTC=biliary tract cance ; Chemo=chemotherapy; CPS=combined positive score; CRC=colorectal cancer; EGFRm+=epidermal growth factor receptor mutant positive; GEJ=gastroesophageal junction; HCC=hepatocellular carcinoma; HNSCC=head and neck squamous cell carcinoma; mAb=monoclonal antibody; NSCLC=non-small-cell lung cancer; OC=ovarian cancer; PD-L1=programmed cell death-ligand 1; PDAC=pancreatic ductal adenocarcinoma; SCLC=Small Cell Lung Cancer; TIGIT=T cell immunoreceptor with Ig and ITIM domains; TNBC=triple negative breast cancer; vs.=versus. Reference: ClinicalTrials.gov

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

6
Summit Proprietary Information - Do Not Copy or Distribute
Q4 & YE 2025 Earnings Presentation | 2/2026

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Summit Proprietary Information - Do Not Copy or Distribute Q4 & YE 2025 Earnings Presentation | 2/20267 Ivonescimab Development Plan Ivo esci ab evelop e t: Summit Pipeline References: 1. In Summit license territories, Data on File 55. Summit Therapeutics Inc. Supported = at a minimum, a notification of support communicated to PI; 2. Publications available at smmttx.com, Accessed on Jan 6, 2026. Abbreviations: 1L=first-line; 2L=second-line; ADC=antibody drug conjugate; Chemo=chemotherapy; CRC=colorectal cancer; EGFRm+=epidermal growth factor receptor mutant positive; ISTs=Investigator Sponsored Trials; NSCLC=non-small-cell lung cancer; PDAC=pancreatic ductal adenocarcinoma; HNSCC=head and neck squamous cell carcinoma; PD-L1=programmed cell death-ligand 1; RAS=renin-angiotensin system; RASi=RAS inhibitor; RAS(ON)i=RAS inhibitor to RAS proteins in ON state (revmed.com/science, Accessed Jan 10, 2026); SCLC=small cell lung cancer; incl.=including; vs.=versus. Reference: ClinicalTrials.gov Present-time biopharma confidence in ivonescimab is a significant governor in our go-forward clinical development expense Collaborations GORTEC: Ph3 ILLUMINE Study: HNSCC RevMed: Novel RAS(ON)i: NSCLC, PDAC, CRC GSK: Novel B7-H3: multi-tumor incl. SCLC More Planned in 2026 >60 ISTs1 15 Currently Enrolling 5 via MD Anderson Collaboration 46 Ivonescimab Posters, Publications & Presentations2 RASi ADC llaborations >60 ISTs Supported1 >46 Phase I and II trials completed by Akeso. Summit planning to initiate additional set of Phase III studies with continuous details coming throughout 2026

Ivonescimab

Four Phase III Clinical Studies with Positive Results

1L NSCLC
Ivonescimab vs. **Anti-PD-1** +/- chemo

HARMONi-2 (Akesobio)

PD-L1 Positive, Monotherapy
Ivonescimab vs.
pembrolizumab

Presented at WCLC 2024
Presidential Symposium[1]
The Lancet[2]

Approved indication in China

Awaiting data maturation for OS

HARMONi-6 (Akesobio)

Squamous, PD-L1 All-Comers
Ivonescimab + chemo vs.
tislelizumab (PD-1) + chemo

Presented at ESMO 2025
Presidential Symposium[3]
The Lancet[4]

sNDA pending in China

Awaiting data maturation for OS

EGFRm NSCLC Post-TKI
Ivonescimab + Chemo vs. Placebo + Chemo

HARMONi-A (Akesobio)

EGFRm after a TKI
Ivonescimab + chemo vs.
placebo + chemo

Presented at ASCO 2024[5]
OS Update: SITC Nov. 2025[7]
JAMA[6]

Approved indication in China

HARMONi (Summit Therapeutics)

EGFRm after a 3rd-gen TKI
Ivonescimab + chemo vs.
placebo + chemo

Presented at WCLC 2025
Presidential Symposium[8]

US BLA submitted Q4 2025

References: 1. Wang C, et al. HARMONi-2. Presented at WCLC 2024.; 2. Xiong A, et al. *Lancet*. 2025;405(10481):839-849; 3. Lu S, et al. HARMONi-6. Presented at ESMO 2025.; 4. Chen Z, et al. *Lancet*. 2025;406(10515):2078-2088.; 5. Zhang L, et al. HARMONi-A study. Presented at ASCO 2024.; 6. Fang W, et al. *JAMA*. 2024;332(7):561-570.; 7. Zhang L, et al. Final OS Analysis: HARMONi-A. Presented at SITC 2025.; 8. Goldman J, et al. HARMONi. Presented at WCLC 2025. Abbreviations: 1L=first-line; 2L=second-line; ASCO=American Society of Clinical Oncology; chemo=chemotherapy; EGFRm=epidermal growth factor receptor mutation; ESMO=European Society for Medical Oncology; gen=generation; JAMA=The Journal of the American Medical Association; NSCLC=non-small cell lung cancer; OS=overall survival; PD-1=programmed cell death protein 1; PD-L1=programmed cell death-ligand 1; SITC=The Society for Immunotherapy of Cancer; sNDA=Supplemental New Drug Application (for marketing authorization); TKI=tyrosine kinase inhibitor; VEGF=vascular endothelial growth factor; vs.=versus; WCLC=World Conference on Lung Cancer.

8
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Q4 & YE 2025 Earnings Presentation | 2/2026

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

Platform Opportunity

>50 approved indications[1]
for PD-(L)1 Inhibitors + VEGF Inhibitors

Checkpoint Inhibitor Global Market

>$90B in 2028[2]
>$20B NSCLC
PD-(L)1: >$50B in 2024[3]
$30B pembrolizumab in 2024[4]

+

VEGF Inhibitor Global Market

>$20B in 2028[5]

>$110B

Potential growth beyond current PD-(L)1 & VEGF indications

Examples of opportunities include:
PD-L1 low TNBC, EGFRm NSCLC

1. KEYTRUDA® USPI, OPDIVO® USPI, LIBTAYO® USPI, IMFINZI® USPI, BAVENCIO® USPI, JEMPERLI® USPI, TECENTRIQ® USPI, ZYNYZ® USPI, AVASTIN® USPI, CYRAMZA® USPI, LENVIMA® USPI, INLYTA® USPI, SUTENT® USPI. 2. TD Cowen and IQVIA, estimates. 3. Stifel report, estimate; compilation of Form 10-K and 20-F as filed with the US SEC. 4. MRK 2024 Form 10-K, as filed with the US SEC. 5. TD Cowen and IQVIA, estimate. Abbreviations: EGFRm=epidermal growth factor receptor mutation; NSCLC=non-small-cell lung cancer; PD-1=programmed cell death protein 1; PD-L1=programmed cell death-ligand 1; TNBC=triple-negative breast cancer; VEGF=vascular endothelial growth factor

9
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Q4 & YE 2025 Earnings Presentation | 2/2026

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

Upcoming Catalysts: Shaping the Path Forward



Anti-VEGF
Anti-PD-1

FY26	**Further details** to continue for new global Phase IIIs
1H26	**HARMONi-3 SQ:** Interim PFS analysis expected **ILLUMINE:** Coop group Phase III HNSCC study FPI expected
2H26	**HARMONi-3 SQ:** Final PFS, interim OS data readout expected **HARMONi-3 nSQ:** Completion of enrollment expected **HARMONi:** BLA PDUFA Date: EGFRm NSCLC post-TKI
1H27	**HARMONi-3 nSQ:** Final PFS data readout expected

Abbreviations: Coop=cooperative; HNSCC=head and neck squamous cell carcinoma; TKI=tyrosine kinase inhibitor; BLA=Biologics License Application; EGFRm=epidermal growth factor receptor mutant; NSCLC=non-small-cell lung cancer; nSQ=non-squamous; OS=overall survival; PD-1=programmed cell death protein 1; PFS=progression-free survival; SQ=squamous; VEGF=vascular endothelial growth factor; PDUFA=Prescription Drug User Fee Act; PDUFA Date: Targeted action date by the health authority (US Food & Drug Administration) for BLA application; FY=fiscal year; 1H=first half; 2H=second half.

10 Summit Proprietary Information - Do Not Copy or Distribute
Q4 & YE 2025 Earnings Presentation | 2/2026

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Summit Proprietary Information - Do Not Copy or Distribute Q4 & YE 2025 Earnings Presentation | 2/2026 Strong Balance Sheet to Kick Off 2026 11 $713.4M Cash as of December 31, 2025 $0 No Debt as of December 31, 2025

Financial Summary Q4’25 vs. Q3’25 (1) Excludes stock-based compensation December 31, 2025 September 30, 2025 Total GAAP Operating Expenses $ 225.0 $ 234.2 Research and development 147.3 131.1 General and administrative 77.7 103.1 Non-GAAP Operating Expenses $ 113.3 $ 103.4 Non-GAAP Research and Development (1) 102.0 90.5 Non-GAAP General and Administrative (1) 11.3 12.9 GAAP Net Loss $ (219.2) $ (231.8) Non-GAAP Net Loss $ (107.5) $ (101.0) Three Months Ended (in millions) Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). 12 Summit Proprietary Information - Do Not Copy or Distribute Q4 & YE 2025 Earnings Presentation | 2/2026 (1) Excludes stock-based compensation Refer to the next slides for reconciliations between Generally Accepted Accounting Principles (GAAP) and Non-GAAP financial measures.

Schedule Reconciling Selected Non-GAAP Financial Measures Note 1: Stock-based compensation is a non-cash charge and costs calculated for this expense can vary year-over-year depending on the stock price of awards on the date of grant as well as the timing of compensation award arrangements. December 31, 2025 September 30, 2025 Reconciliation of GAAP to Non-GAAP Research and Development Expense GAAP Research and development $ 147.3 $ 131.1 Stock-based compensation (Note 1) (45.3) (40.6) Non-GAAP Research and Development $ 102.0 $ 90.5 Reconciliation of GAAP to Non-GAAP General and Administrative Expenses GAAP General and administrative $ 77.7 $ 103.1 Stock-based compensation (Note 1) (66.4) (90.2) Non-GAAP General and Administrative $ 11.3 $ 12.9 Reconciliation of GAAP to Non-GAAP Operating Expenses GAAP Operating expenses $ 225.0 $ 234.2 Stock-based compensation (Note 1) (111.7) (130.8) Non-GAAP Operating Expense $ 113.3 $ 103.4 Three Months Ended (in millions) Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). 13 Summit Proprietary Information - Do Not Copy or Distribute Q4 & YE 2025 Earnings Presentation | 2/2026

Schedule Reconciling Selected Non-GAAP Financial Measures Note 1: Stock-based compensation is a non-cash charge and costs calculated for this expense can vary year-over-year depending on the stock price of awards on the date of grant as well as the timing of compensation award arrangements. December 31, 2025 September 30, 2025 Reconciliation of GAAP Net Loss to Non-GAAP Net Loss GAAP Net Loss $ (219.2) $ (231.8) Stock-based compensation (Note 1) 111.7 130.8 Non-GAAP Net Loss $ (107.5) $ (101.0) Reconciliation of GAAP EPS to Non-GAAP EPS GAAP Loss Per Share $ (0.29) $ (0.31) Stock-based compensation (Note 1) 0.15 0.18 Non-GAAP Loss Per Share $ (0.14) $ (0.13) Basic and Diluted Weighted Average Shares Outstanding 766.4 743.4 Three Months Ended (in millions) Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). 14 Summit Proprietary Information - Do Not Copy or Distribute Q4 & YE 2025 Earnings Presentation | 2/2026

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Summit Proprietary Information - Do Not Copy or Distribute Q4 & YE 2025 Earnings Presentation | 2/202615 Bob Duggan Chairman & Co-Chief Executive Officer Dave Gancarz Chief Business & Strategy Officer Manmeet Soni Chief Operating Officer & Chief Financial Officer Dr. Maky Zanganeh President & Co-Chief Executive Officer Dr. Allen Yang Chief R&D Officer